Exhibit 10.4
SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
     This Second Amendment to Employment Agreement (this “Amendment”) is entered into as of August 17, 2009 by CVR Energy, Inc., a Delaware corporation (the “Company”), and DANIEL J. DALY, JR., an individual (the “Executive”).
     The Company and Executive entered into an Employment Agreement dated as of October 23, 2007, as amended by the First Amendment to Employment Agreement dated as of November 30, 2007 (together, the “Agreement”). The parties desire to amend the Agreement as set forth below.
     1. Amendment to Term. Section 1.1 of the Agreement is deleted in its entirety, and is amended to read as follows:
               “1.1 Term. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, in each case pursuant to this Employment Agreement, for a period commencing on October 23, 2007 (the “Commencement Date”) and ending on the earlier of (i) December 31, 2009 or (ii) the termination of the Executive’s employment in accordance with Section 3 hereof (the “Term”).”
     2. Ratify Agreement. Except as expressly amended hereby, the Agreement will remain unamended and in full force and effect in accordance with its terms. The amendments provided herein will be limited precisely as drafted and will not constitute an amendment of any other term, condition or provision of the Agreement.
     3. Cross References. References in the Agreement to “Agreement”, “hereof”, “herein”, and words of similar import are deemed to be a reference to the Agreement as amended by this Amendment.
     4. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original and all of which constitute one agreement that is binding upon each of the parties, notwithstanding that all parties are not signatories to the same counterpart.
[signature page follows]

     The parties have executed this Amendment as of the date first written above.

CVR Energy, Inc.

By:	/s/ Stanley A. Riemann	/s/ Daniel J. Daly, Jr.
	Stanley A. Riemann,	Daniel J. Daly, Jr.
Chief Operating Officer

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